UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
November 20, 2006

VORNADO REALTY TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

VORNADO REALTY L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	No. 000-22635	No. 13-3925979
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

888 Seventh Avenue
New York, New York		10019
(Address of Principal Executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 894-7000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement.

On November 20, 2006 Vornado Realty Trust (the “Company”) and Vornado Realty L.P., as Guarantor (the “Guarantor), entered into a Senior Indenture (the “Indenture”) with The Bank of New York, as Trustee (the “Trustee”), in connection with the public offering and sale by the Company of $1,000,000,000 aggregate principal amount of the Company’s 3.625% Convertible Senior Debentures due 2026 (the “Debentures”).  The Debentures are an unsecured and unsubordinated obligation of the Company and rank equally with all of the unsecured and unsubordinated obligations of the Company.  The Debentures are unconditionally guaranteed by the Guarantor with respect to the punctual payment of the principal, premium and any interest on the Debentures in the event the Company fails to make such payments.  The guarantee is an unsecured and unsubordinated obligation of the Guarantor and ranks equally with all of the unsecured and unsubordinated obligations of the Guarantor.  The Debentures are convertible into common shares of the Company under the circumstances described in the prospectus supplement filed by the Company with the Securities and Exchange Commission on November 17, 2006.

A copy of the Indenture is filed as Exhibit 4.1 to this Form 8-K and is herein incorporated by reference. A copy of the Debenture is filed as Exhibit 4.2 to this Form 8-K and is herein incorporated by reference.  A copy of the Guarantee is filed as Exhibit 4.3 to this Form 8-K and is herein incorporated by reference. A copy of an excerpt from the Company’s officers’ certificate forming a part of the Indenture and setting forth additional terms of the Debentures is filed as Exhibit 4.4 to this Form 8-K and is incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an obligation under an Off-Balance Sheet Arrangement of a Registrant (Vornado Realty L.P. only).

On November 20, 2006, the Company transferred the net proceeds from the sale of the Debentures to the Guarantor in return for a debenture (the “Private Debenture”) issued by the Guarantor to the Company in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The aggregate principal amount of the Private Debenture is $1,000,000,000, the Private Debenture bears interest at 3.625% per annum and it has a stated maturity date of November 15, 2026. In certain circumstances the Company will be entitled to a number of Class A Units of limited partnership interest of the Guarantor, or the cash value of such Units, upon tendering the Private Debenture to the Guarantor. The Guarantor may in certain circumstances deliver to the Company its Class A Units of limited partnership interest in satisfaction of its obligation under the Private Debenture.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

4.1	Indenture, dated as of November 20, 2006 among Vornado Realty Trust, as Issuer, Vornado Realty L.P., as Guarantor and The Bank of New York, as Trustee.
4.2	3.625% Convertible Senior Debentures of Vornado Realty Trust
4.3	Guarantee of Vornado Realty L.P.
4.4	Excerpt from Officers’ Certificate

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST
(Registrant)

By:
/s/ Joseph Macnow
	Name:	Joseph Macnow
	Title:	Executive Vice President - Finance and Administration and Chief Financial Officer

Date: November 27, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P. (Registrant)

	By:	VORNADO REALTY TRUST,

Sole General Partner

By:

/s/ Joseph Macnow
		Name:	Joseph Macnow
		Title:	Executive Vice President - Finance and Administration and Chief Financial Officer

Date: November 27, 2006

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